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                        AMENDMENT TO EMPLOYMENT AGREEMENT

         AMENDMENT, dated as of December 8, 1998 to the Employment Agreement, dated as of November 21, 1997 (the "Employment Agreement"), by and between CME Development Corporation, a Delaware corporation (the "Company"), and John Schwallie (the "Executive")

                                   WITNESSETH:

         WHEREAS, the Company and the Executive wish to amend the Employment Agreement to extend the term thereof by one year (subject to the terms and conditions of the Employment Agreement);

         NOW,THEREFORE, in consideration of the mutual agreements contained herein, the parties hereto hereby agree to amend the Employment Agreement, effective as of the date hereof, as follows:

         1. Amendment to Section 2. 1. Section 2.1 of the Employment Agreement is hereby amended by replacing "August 14, 1999" with "August 31, 2000".

         2. Miscellaneous. Except as expressly amended hereby, all of the terms and provisions of the Employment Agreement are hereby reaffirmed and remain in full force and effect. The words "this Agreement," "hereof," "herein," "hereby" and words of similar import when used in the Employment Agreement shall refer to the Employment Agreement as amended hereby. This Amendment shall be governed by the laws of the State of New York. The section and other headings contained in this Amendment are for reference purposes and shall not affect the meaning, or interpretation of this Amendment. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the Company and the Executive have executed this Amendment as of the date first above written.

                                    COMPANY:

                                    CME DEVELOPMENT CORPORATION

                                    By:   /s/ Michel Delloye
                                       --------------------------------------
                                    Name:
                                    Title:

                                    EXECUTIVE:

                                    By:   /s/ John Schwallie
                                       --------------------------------------
                                             John Schwallie